                                                                    Exhibit 99.1


--------------------------------------------------------------------------------
 PURSUANT TO THE PROSPECTUS DATED                  , 2001, THE EXCHANGE
 OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2001,
 UNLESS EXTENDED (THE EXPIRATION DATE).
--------------------------------------------------------------------------------

                               TRITON PCS, INC.

                             LETTER OF TRANSMITTAL

                   9 3/8% Senior Subordinated Notes due 2011

                 To: The Bank of New York, the Exchange Agent

  By Hand or Overnight Delivery:           Facsimile Transmissions:           By Registered or Certified Mail:
                                         (Eligible Institutions Only)
     The Bank of New York                     (212) 815-6339                     The Bank of New York
      101 Barclay Street                                                         101 Barclay Street, 7E
Corporate Trust Services Window            To Confirm by Telephone              New York, New York 10286
          Ground Level                     or for Information Call:         Attention: Reorganization Section
     New York, New York 10286                  (212) 815-
Attention: Reorganization Section

  Delivery of this instrument to an address other than as set forth above or transmission of this instrument via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed.

  The undersigned acknowledges receipt of the prospectus, dated                ,
2001, of Triton PCS, Inc. (the "Issuer") and this related letter of transmittal, which together describe the Issuer's offer to exchange $1,000 principal amount of its 9 3/8% senior subordinated notes due 2011, which have been registered under the Securities Act of 1933, as amended, for each $1,000 principal amount of its outstanding 9 3/8% senior subordinated notes due 2011, of which $350,000,000 aggregate principal amount is outstanding. The term expiration date
means 5:00 p.m., New York City time, on                         , 2001, unless
the Issuer, in its sole discretion, extends the exchange offer, in which case the term shall mean the latest date and time to which the Issuer extends the exchange offer. The term holder with respect to the exchange offer means any person: (i) in whose name outstanding notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered holder; or (ii) whose outstanding notes are held of record by The Depository Trust Company ("DTC") and who desires to deliver those outstanding notes by book-entry transfer at DTC.

  This letter of transmittal is to be used by holders if: (i) certificates representing outstanding notes are to be physically delivered to the exchange agent herewith by holders; (ii) tender of outstanding notes is to be made by book-entry transfer to the exchange agent's account at DTC pursuant to the procedures set forth in the prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of outstanding notes (such participants, acting on behalf of holders, are referred to herein as "Acting Holders"); or (iii) tender of outstanding notes is to be made according to the guaranteed delivery procedures described in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the exchange agent.

     The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer. Holders who wish to tender their outstanding notes must complete this letter of transmittal in its entirety.

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_____________________________________________

     DTC Book-Entry Account No.:________________________________________________

     Transaction Code No.:______________________________________________________

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

     Name of Registered or Acting Holder(s):____________________________________

     Window Ticket No. (if any):________________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     Name of Eligible Institution
     that Guaranteed Delivery:__________________________________________________

     If Delivered by Book-Entry Transfer,
     DTC Book-Entry Account No.:________________________________________________

     Transaction Code Number:___________________________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     PLEASE NOTE: THE ISSUER HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, OR UNTIL ALL BROKER-DEALERS WHO EXCHANGE OUTSTANDING NOTES WHICH WERE ACQUIRED AS A RESULT OF MARKET MAKING ACTIVITIES FOR REGISTERED NOTES HAVE SOLD ALL REGISTERED NOTES HELD BY THEM, THE ISSUER WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE REGISTERED NOTES (PROVIDED THAT SUCH BROKER-DEALER REQUESTS COPIES OF THE PROSPECTUS).

     Name:______________________________________________________________________

     Address:___________________________________________________________________

     ___________________________________________________________________________

     Attention:_________________________________________________________________

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX BELOW

     List below the outstanding notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of outstanding notes should be listed on a separate signed schedule affixed hereto.

                                     BOX 1
              DESCRIPTION OF 9 3/8% SENIOR SUBORDINATED NOTES DUE 2011
                              (OUTSTANDING NOTES)

---------------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s)         Certificate              Aggregate              Principal Amount
            (Please fill in, if blank)                   Number(s)**          Principal Amount               Tendered
                                                                               Represented by              (must be in
                                                                               Certificate(s)           integral multiples
                                                                                                           of $1,000)*
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                           Total
---------------------------------------------------------------------------------------------------------------------------------

* Need not be completed by holders who wish to tender with respect to all outstanding notes listed. See Instruction 4. If the space provided above is adequate, list the certificate numbers and principal amount on a separate signed schedule and affix the list to this letter of transmittal.

**   Need not be completed by holders tendering by book-entry transfer.
--------------------------------------------------------------------------------

                     BOX 2                                                         BOX 3
--------------------------------------------------       ----------------------------------------------------------
SPECIAL REGISTRATION INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 4, 5 and 6)                                          (See Instructions 4, 5 and 6)

    To be completed ONLY if certificates for                  To be completed ONLY if certificates for outstanding
outstanding notes, or registered notes issued in          notes not tendered, or registered notes issued in
exchange for outstanding notes accepted for               exchange for outstanding notes accepted for exchange,
exchange, are to be issued in a name other than           are to be sent to an address other than the address
the name appearing in Box 1 above.                        appearing in Box 1 above, or if Box 2 is filled in, to
                                                          an address other than the address appearing in Box 2.

Issue Certificate(s) to:                                  Deliver Certificate(s) to:
Name:___________________________________________          Name:___________________________________________________
                   (Please Print)                                                (Please Print)
Address:________________________________________          Address:________________________________________________

________________________________________________          ________________________________________________________
                 (Include Zip Code)                                            (Include Zip Code)

________________________________________________          ________________________________________________________
(Tax Identification or Social Security Number)                  (Tax Identification or Social Security Number)

--------------------------------------------------       ----------------------------------------------------------


                                     BOX 4

--------------------------------------------------------------------------------
                             BROKER-DEALER STATUS

[_] Check this box if the beneficial owner of the outstanding notes is a participating broker-dealer and such participating broker-dealer acquired the outstanding notes for its own account as a result of market-making activities or other trading activities.

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Triton PCS, Inc. (the "Issuer") the principal amount of outstanding notes indicated above.

  Subject to and effective upon the acceptance for exchange of the principal amount of outstanding notes tendered in accordance with this letter of transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the outstanding notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the agent of the Issuer) with respect to the tendered outstanding notes with the full power of substitution to (i) present such outstanding notes and all evidences of transfer and authenticity to, or transfer ownership of, such outstanding notes on the account books maintained by DTC to, or upon, the order of, the Issuer, (ii) deliver certificates for such outstanding notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and (iii) present such outstanding notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms of the exchange offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the outstanding notes tendered hereby and that the Issuer will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) the registered notes are to be acquired by the holder or the person receiving such registered notes, whether or not such person is the holder, in the ordinary course of business, (ii) the holder or any such other person is not engaging and does not intend to engage in the distribution of the registered notes, (iii) the holder or any such other person has no arrangement or understanding with any person to participate in the distribution of the registered notes, (iv) neither the holder nor any such other person is an "affiliate" of the Issuer within the meaning of Rule 501(b) of Regulation D under the Securities Act, (v) if the holder is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations, and (vi) if the holder is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985. As indicated above, each participating broker-dealer that receives a registered note for its own account in exchange for outstanding notes must acknowledge that it (i) acquired the outstanding notes for its own account as a result of market-making activities or other trading activities, (ii) has not entered into any arrangement or understanding with the Issuer or any "affiliate" of the Issuer (within the meaning of Rule 501(b) of Regulation D under the Securities Act) to distribute the registered notes to be received in the exchange offer and (iii) will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such registered notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If applicable, the undersigned shall use its reasonable best efforts to notify the Issuer when it is no longer subject to such prospectus delivery requirements. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Issuer will assume that the undersigned is not a participating broker-dealer. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of registered notes.

  For purposes of the exchange offer, the Issuer shall be deemed to have accepted validly tendered outstanding notes for exchange when, as and if the Issuer has given oral or written notice to that effect to the exchange agent.

  If any outstanding notes tendered herewith are not accepted for exchange pursuant to the exchange offer for any reason, certificates for any such unaccepted outstanding notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the expiration date.

  All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned understands that tenders of outstanding notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the exchange offer, subject only to withdrawal of such tenders on the terms set forth in the prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

  Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates representing the registered notes issued in exchange for the outstanding notes accepted for exchange and any certificates for outstanding notes not tendered or not exchanged, in the name(s) of the registered holder of the outstanding notes appearing in Box 1 above (or in such event in the case of outstanding notes tendered by DTC, by credit to the account of DTC). Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the registered notes issued in exchange for the outstanding notes accepted for exchange and any certificates for outstanding notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s), unless tender is being made through DTC. In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the registered notes issued in exchange for the outstanding notes accepted for exchange in the name(s) of, and return any certificates for outstanding notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuer has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any outstanding notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the outstanding notes so tendered.

  Holders who wish to tender their outstanding notes and (i) whose outstanding notes are not immediately available and (ii) who cannot deliver their certificates for outstanding notes (or comply with the procedures for book-entry prior to the expiration date), this letter of transmittal or any other documents required hereby to the exchange agent prior to the expiration date, may tender their outstanding notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

     The lines below must be signed by the registered holder(s) exactly as their name(s) appear(s) on the outstanding notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of outstanding notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If outstanding notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal.

--------------------------------------------------------------------------------
                  PLEASE SIGN HERE WHETHER OR NOT OUTSTANDING
                  NOTES ARE BEING PHYSICALLY TENDERED HEREBY

 x____________________________________________________________ ________________
                                                                     Date

 x____________________________________________________________ ________________
             Signature(s) of Registered Holder(s)                    Date
                  or Authorized Signatory

 Area Code and Telephone Number: ______________________________________________

     If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 5.

 Name(s): _____________________________________________________________________
                               (Please Type or Print)

 Capacity: ____________________________________________________________________

 Address: _____________________________________________________________________
                                 (Include Zip Code)

                         MEDALLION SIGNATURE GUARANTEE

                        (If required by Instruction 5)

       Certain Signatures must be Guaranteed by an Eligible Institution

 Signature(s) Guaranteed by an Eligible Institution:

 ______________________________________________________________________________
                            (Authorized Signature)

 ______________________________________________________________________________
                                    (Title)

 ______________________________________________________________________________
                                (Name of Firm)

 ______________________________________________________________________________
                          (Address, Include Zip Code)

 ______________________________________________________________________________
                       (Area Code and Telephone Number)


 Dated:        , 2001
--------------------------------------------------------------------------------

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates for Outstanding Notes or Book-Entry Confirmations. Certificates representing the tendered outstanding notes (or a confirmation of book-entry transfer of such outstanding notes into the exchange agent's account with DTC), as well as a properly completed and duly executed copy of this letter of transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an agent's message), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth herein prior to the expiration date. The method of delivery of certificates for outstanding notes, this letter of transmittal or agent's message and all other required documents to the exchange agent is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the exchange agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or outstanding notes should be sent to the Issuer. Neither the Issuer nor the exchange agent is under an obligation to notify any tendering holder of the Issuer's acceptance of tendered outstanding notes prior to the completion of the exchange offer.

     2. Guaranteed Delivery Procedures. Holders who wish to tender their outstanding notes but whose outstanding notes are not immediately available and who cannot deliver their certificates for outstanding notes (or comply with the procedures for book-entry transfer prior to the expiration date), the letter of transmittal and any other documents required by the letter of transmittal to the exchange agent prior to the expiration date must tender their outstanding notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

            (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act which is a member of one of the recognized signature guarantee programs identified in the letter of transmittal (each, an "Eligible Institution");

            (ii) prior to the expiration date, the exchange agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) or numbers of the tendered outstanding notes, the principal amount of tendered outstanding notes and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the expiration date, the letter of transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an agent's message), together with the tendered outstanding notes (or a confirmation of book-entry transfer of such outstanding notes into the exchange agent's account with DTC) and any other required documents will be deposited by the Eligible Institution with the exchange agent; and

            (iii) the certificates representing the tendered outstanding notes in proper form for transfer (or a confirmation of book-entry transfer of such outstanding notes into the exchange agent's account with DTC), together with the letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an agent's message) and all other documents required by the letter of transmittal must be received by the exchange agent within five New York Stock Exchange trading days after the expiration date.

     Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any letter of transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedure.

     3. Tender by Holder. Only a holder or acting holder of outstanding notes may tender such outstanding notes in the exchange offer. Any beneficial owner of outstanding notes who is not the registered holder and who wishes to tender should arrange with such holder to execute and deliver this letter of transmittal on such owner's behalf or must, prior to completing and executing this letter of transmittal and delivering such outstanding notes, either make appropriate arrangements to register ownership of the outstanding notes in such owner's name or obtain a properly completed bond power from the registered holder.

     4. Partial Tenders. Tenders of outstanding notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of outstanding notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Principal Amount Tendered" of the box entitled "Description of Outstanding Notes" (Box 1) above. The entire principal amount of outstanding notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of outstanding notes is not tendered, outstanding notes for the principal amount of outstanding notes not tendered and registered notes exchanged for any outstanding notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal or unless tender is made through DTC, as soon as practicable following the expiration date.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signature. If this letter of transmittal is signed by the registered holder(s) of the outstanding notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered outstanding notes without alteration, enlargement or any change whatsoever.

     If any of the tendered outstanding notes are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered outstanding notes are held in different names on several outstanding notes, it will be necessary to complete, sign and submit as many separate copies of the letter of transmittal documents as there are names in which tendered outstanding notes are held.

     If this letter of transmittal is signed by the registered holder, and registered notes are to be issued and any untendered or unaccepted principal amount of outstanding notes are to be reissued or returned to the registered holder, then the registered holder need not and should not endorse any tendered outstanding notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the outstanding notes tendered or transmit a properly completed separate bond power with this letter of transmittal (executed exactly as the name(s) of the registered holder(s) appear(s) on such outstanding notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this letter of transmittal or any outstanding notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Issuer of their authority to so act must be submitted with this letter of transmittal.

     No medallion signature guarantee is required if (i) this letter of transmittal is signed by the registered holder(s) of the outstanding notes tendered herewith and the issuance of registered notes (and any outstanding notes not tendered or not accepted) are to be issued directly to such registered holder(s) and neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box 3) has been completed or (ii) the outstanding notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, all signatures on this letter of transmittal must be guaranteed by an Eligible Institution.

     6. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box, the name and address in which the registered notes and/or substitute outstanding notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this letter of transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering holders should complete the applicable box.

     If no such instructions are given, the registered notes (and any outstanding notes not tendered or not accepted) will be issued in the name of and sent to the registered holder of the outstanding notes.

     7. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the sale and transfer of outstanding notes to the Issuer or its order pursuant to the exchange offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of outstanding notes to the Issuer or its order pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from such taxes is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the outstanding notes listed in this letter of transmittal.

     8. Tax Identification Number. Under the federal income tax laws, payments that may be made by the Issuer on account of registered notes issued pursuant to the exchange offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this letter of transmittal. Completing the Substitute Form W-9 requires the tendering holder to either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct, that (i) such holder is exempt from backup withholding, (ii) such holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, and that such holder is a U.S. person; or (b) if the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, indicate that such holder is awaiting a TIN by checking the box in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If the box is checked in Part I of the Substitute Form W-9, the Issuer (or the exchange agent with respect to the registered notes or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the registered notes until the holder furnishes the Issuer or the exchange agent with respect to the registered notes, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the exchange agent or the Issuer are not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the exchange agent.

     Failure to complete the Substitute Form W-9 will not, by itself, cause outstanding notes to be deemed invalidly tendered, but may require the Issuer or the exchange agent with respect to the registered notes, broker or custodian to withhold 31% of the amount of any payments made on account of the registered notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance and withdrawal of tendered outstanding notes will be determined by the Issuer, in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all outstanding notes not validly tendered or any outstanding notes the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the exchange offer or defects or irregularities in tenders of notes as to any ineligibility of any holder who seeks to tender outstanding notes in the exchange offer. The interpretation of the terms and conditions of the exchange offer (including this letter of transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of outstanding notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of outstanding notes, neither the Issuer, the exchange agent nor any other person shall incur any liability for failure to give such notification.

     10. Waiver of Conditions. The Issuer reserves the absolute right, in its sole discretion, to amend, waive or modify specified conditions in the exchange offer in the case of any tendered outstanding notes.

     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of outstanding notes will be accepted.

     12. Mutilated, Lost, Stolen, or Destroyed Outstanding Notes. Any tendering holder whose outstanding notes have been mutilated, lost, stolen, or destroyed should contact the exchange agent at the address indicated above for further instructions.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the prospectus may be directed to the exchange agent at the address set forth on the first page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the exchange offer.

     14. Acceptance of Tendered Outstanding Notes and Issuance of Registered Notes; Return of Outstanding Notes. Subject to the terms and conditions of the exchange offer, the Issuer will accept for exchange all validly tendered outstanding notes as soon as practicable after the expiration date and will issue registered notes therefor as soon as practicable thereafter. For purposes of the exchange offer, the Issuer shall be deemed to have accepted tendered outstanding notes when, as and if the Issuer has given written and oral notice thereof to the exchange agent. If any tendered outstanding notes are not exchanged pursuant to the exchange offer for any reason, such unexchanged outstanding notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

     15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."


                         (DO NOT WRITE IN SPACE BELOW)


================================================================================
         Certificate             Outstanding Notes         Outstanding Notes
         Surrendered                 Tendered                  Accepted
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
================================================================================

     Delivery Prepared By: ________ Checked By: ________ Date: ________

------------------------------------------------------------------------------------------------------------------------------------
                                                  PAYOR'S NAME: TRITON PCS, INC.
------------------------------------------------------------------------------------------------------------------------------------
                              Name (if joint names, list first and circle the name of the person or entity whose number you enter in
                              Part 1 below. See instructions if your name has been changed.)

                            --------------------------------------------------------------------------------------------------------
                              Address

                            --------------------------------------------------------------------------------------------------------
   SUBSTITUTE                 City, State and ZIP Code
    FORM W-9
                            --------------------------------------------------------------------------------------------------------
                              Part I -- TAXPAYER IDENTIFICATION NUMBER: Social Security or Employer Identification Number
Department of the Treasury
Internal Revenue Service
                              If you are awaiting a TIN, check the box and complete the Certificate of Awaiting Taxpayer
                              Identification at the bottom of the page.                                          [ ]
                            --------------------------------------------------------------------------------------------------------
                              Part II -- EXEMPTION: Check the box if you are exempt from backup withholding.         [ ]
------------------------------------------------------------------------------------------------------------------------------------

Part III -- CERTIFICATION
UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me and have checked the box in Part I); and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding (and have checked the box in Part II), or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3. I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

Signature: _______________________________ Date: _____________



-----------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE WHETHER THEY ARE EXEMPT FROM THESE BACKUP WITHHOLDING AND REPORTING REQUIREMENTS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART I
                            OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: _______________________________________  Date: _________________
--------------------------------------------------------------------------------